Exhibit 99.1

Silver Spring Networks Reports Second Quarter 2015 Financial Results

9% Growth in Non-GAAP Revenue

41% Growth in Non-GAAP Gross Profit

19% Top-Line Growth in Managed Services and SaaS

$9.6 Million in Positive Cash Flow from Operations

Redwood City, CA – August 5, 2015 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced financial results for its second quarter ended June 30, 2015.

Second Quarter Results (all comparisons made are against the prior year period, unless otherwise stated)

•	Non-GAAP revenue $69.1 million, up 9%.

•	GAAP revenue $77.2 million, up 85%.

•	Non-GAAP gross margin 42%, up 10 points.

•	GAAP gross margin 26%, down 6 points.

•	Non-GAAP net income $1.1 million versus a net loss of ($9.9) million.

•	GAAP net loss ($16.2) million versus ($24.6) million.

•	Non-GAAP diluted earnings per share $0.02 versus ($0.20) loss per share.

•	GAAP loss per share ($0.32) versus ($0.51) loss per share.

•	$118.6 million net cash and short-term investments balance, on $9.6 million in cash flow from operations.

“I’m pleased with our second quarter results, demonstrated by significant gross profit growth, international expansion, and strong cash flow,” said Scott Lang, Chairman, President, and Chief Executive Officer. “Our perseverance and performance has earned us the privileged position as a trusted partner to the leading energy companies around the world. Our fifth generation technology sets us apart in the world of energy and is opening an even broader set of opportunities to become the leader in smart cities and the Internet of Things.”

Business Highlights (through August 5, 2015, unless otherwise stated):

•	Delivered third consecutive quarter of 40%-plus non-GAAP gross margin performance, due to growth, favorable product mix and manufacturing efficiencies.

•	Selected by CPFL Energia of Brazil for its Distribution Automation project, an extension of their smart grid program to improve grid reliability in a service area covering nearly 4 million residents across CPFL’s Sao Paulo service territory.

•	Began deliveries to support AusNet Services’ Advanced Metering Infrastructure within its Eastern Victoria territory.

•	Booked over $20 million of software and software-related services during the second quarter.

•	Selected by New Braunfels Utilities to deploy our multi-application network to support a double-play solution in its innovative smart grid and smart water programs.

•	Received prestigious industry honors, including TMC and Crossfire Media’s “2015 IoT Evolution Product of the Year Award” for the Gen5/Milli 5 platform, and named as a “2015 Smart Grid Company to Watch” by Smart Grid News.

•	21.5 million cumulative network endpoints delivered from inception through June 30, 2015, up 13% from a year ago.

Conference Call

Silver Spring will host a conference call today at 1:15 pm PT (4:15 pm ET) to review its results for the Second quarter ended June 30, 2015 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until August 24, 2015 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13614722. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 21.5 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP income (loss) per share, adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), gross margin, operating loss, net income (loss), income (loss) per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is then recognized as revenue when all revenue recognition criteria has been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue is non-GAAP revenue from managed services and SaaS, as well as customer support and other service offerings. Recurring non-GAAP revenue is primarily recurring in nature and includes managed services, hosting and software maintenance, and support fees, as well as one-time managed services and SaaS set up fees. Customer support and other services are provided to customers outside of managed services and SaaS offerings, and are also recurring in nature. Silver Spring reconciles recurring GAAP revenue to recurring non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve-month recurring non-GAAP revenue per cumulative endpoint shipped from inception to date.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation, amortization of intangibles and acquisition-related charges. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to cost of non-GAAP revenue by adding cost of revenue and the change in deferred cost of revenue, less stock-based compensation, amortization of intangibles and acquisition-related charges, included in cost of revenue in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue. Non-GAAP gross margin is non-GAAP gross profit (loss) as a percentage of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating income (loss) adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, restructuring and legal settlements.

Non-GAAP net income (loss) represents net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, and excludes expenses related to the amortization of intangible assets, stock-based compensation, acquisition-related charges, income tax benefit related to acquisitions, restructuring and legal settlements.

Non-GAAP income (loss) per share represents non-GAAP net income (loss) divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, (benefit) provision for income taxes, depreciation and amortization, stock-based compensation, acquisition-related charges, restructuring, legal settlements and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that Silver Spring expects to generate pursuant to contracts entered into with its utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business; future deployments; future growth; and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation, including our new fifth generation networking platform and products; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of August 5, 2015. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Mark McKechnie

Investor Relations

650-839-4664

mmckechnie@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Revenue:
Product revenue	$54,711	$24,751	$159,746	$52,978
Service revenue	22,456	16,856	61,061	32,858

Net revenue	77,167	41,607	220,807	85,836
Cost of revenue:
Product cost of revenue	40,533	13,414	97,150	31,329
Service cost of revenue	16,678	14,781	32,246	29,651

Total cost of revenue	57,211	28,195	129,396	60,980
Gross profit	19,956	13,412	91,411	24,856
Operating expenses:
Research and development	16,050	17,342	31,744	35,067
Sales and marketing	8,912	8,854	18,209	18,077
General and administrative	10,455	11,888	22,584	23,555
Restructuring	1,078	—	1,272	—

Total operating expenses	36,495	38,084	73,809	76,699

Operating (loss) income	(16,539)	(24,672)	17,602	(51,843)
Other income	74	85	362	48

(Loss) income before income taxes	(16,465)	(24,587)	17,964	(51,795)
Benefit (provision) for income taxes	290	(4)	766	(603)

Net (loss) income	$(16,175)	$(24,591)	$18,730	$(52,398)

Net (loss) income per share:
Basic	$(0.32)	$(0.51)	$0.38	$(1.09)

Diluted	$(0.32)	$(0.51)	$0.37	$(1.09)

Weighted average shares used to compute net (loss) income per share:
Basic	49,862	48,315	49,586	48,006

Diluted	49,862	48,315	51,095	48,006

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
Net (loss) income	$(16,175)	$(24,591)	$18,730	$(52,398)
Change in deferred revenue, net of foreign currency translation	(8,027)	21,997	(88,568)	49,618
Change in deferred cost of revenue, net of foreign currency translation	14,488	(16,801)	47,004	(37,058)
Amortization of intangibles	422	48	831	96
Stock-based compensation	8,661	9,562	15,684	20,994
Acquisition-related charges	751	—	1,486	—
Income tax benefit related to Detectent acquisition	(124)	—	(1,014)	—
Restructuring	1,078	—	1,272	—
Legal settlements	—	(100)	—	(100)

Non-GAAP net income (loss)	$1,074	$(9,885)	$(4,575)	$(18,848)

Non-GAAP net income (loss) per share:
Basic	$0.02	$(0.20)	$(0.09)	$(0.39)

Diluted	$0.02	$(0.20)	$(0.09)	$(0.39)

Weighted average shares used to compute Non-GAAP net income (loss) per share:
Basic	49,862	48,315	49,586	48,006

Diluted	51,390	48,315	49,586	48,006

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30,	December 31,
	2015	2014 (a)
ASSETS
Current assets:
Cash and cash equivalents	$61,760	$60,457
Short-term investments	56,795	60,339
Accounts receivable	41,549	54,740
Inventories	4,502	6,722
Deferred cost of revenue	197,547	29,585
Deferred tax assets	370	5,278
Prepaid expenses and other current assets	9,402	5,146

Total current assets	371,925	222,267
Property and equipment, net	12,259	12,860
Goodwill and intangible assets	15,473	8,221
Deferred cost of revenue, non-current	88,497	303,445
Deferred tax assets, non-current	25,965	354
Other long-term assets	3,828	1,047

Total assets	$517,947	$548,194

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$25,365	$27,530
Deferred revenue	324,019	91,688
Deferred tax liability	25,807	249
Accrued and other liabilities	34,821	24,421

Total current liabilities	410,012	143,888
Deferred revenue, non-current	197,157	517,905
Deferred tax liability, non-current	—	5,146
Other liabilities	15,673	15,074

Total liabilities	622,842	682,013
Total stockholders’ deficit	(104,895)	(133,819)

Total liabilities and stockholders’ deficit	$517,947	$548,194

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
OPERATING ACTIVITIES
Net (loss) income	$(16,175)	$(24,591)	$18,730	$(52,398)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Deferred taxes	(217)	499	(1,107)	906
Depreciation and amortization	1,953	1,467	3,902	2,933
Stock-based compensation	8,661	9,562	15,684	20,994
Other non-cash adjustments	71	23	124	125
Changes in assets and liabilities:
Accounts receivable	6,340	3,285	13,641	11,586
Inventory	2,837	292	2,233	(217)
Prepaid expenses and other assets	(1,892)	(2,370)	(2,796)	(3,514)
Contingent consideration related to Detectent acquisition held in escrow	—	—	(4,000)	—
Deferred cost of revenue	14,478	(16,969)	46,994	(37,335)
Accounts payable	(5,248)	(278)	(2,370)	(3,402)
Customer deposits	1,658	(3)	1,458	104
Deferred revenue	(8,470)	22,428	(89,031)	50,103
Accrued and other liabilities	5,617	3,260	5,696	3,460

Net cash provided by (used in) operating activities	9,613	(3,395)	9,158	(6,655)

INVESTING ACTIVITIES
Payments for business acquisition, net of cash and cash equivalents acquired	—	(8,750)	(7,098)	(8,750)
Proceeds from sales of available-for-sale investments	7,400	(13,966)	7,400	—
Proceeds from maturities of available-for-sale investments	3,750	37,558	7,750	42,058
Purchases of available-for-sale investments	(7,567)	(22,147)	(11,623)	(39,501)
Purchases of property and equipment	(538)	(1,956)	(1,912)	(3,698)

Net cash provided by (used in) investing activities	3,045	(9,261)	(5,483)	(9,891)

FINANCING ACTIVITIES
Payments on capital lease obligations	(346)	(392)	(756)	(748)
Proceeds from issuance of common stock, net of repurchases	131	192	2,036	4,747
Taxes paid related to net share settlement of equity awards	(1,455)	(850)	(3,512)	(5,263)

Net cash used in financing activities	(1,670)	(1,050)	(2,232)	(1,264)

Effect of exchange rate changes on cash and cash equivalents	76	—	(140)	—
Net increase (decrease) in cash and cash equivalents	11,065	(13,706)	1,303	(17,810)
Cash and cash equivalents - beginning of period	50,695	78,492	60,457	82,596

Cash and cash equivalents - end of period	$61,760	$64,786	$61,760	$64,786

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q2	Q3	Q4	Q1	Q2	YoY%
	2014	2014	2014	2015	2015	Change
TYPE
GAAP net revenue:
Product net revenue	$24,751	$16,321	$60,034	$105,035	$54,711	121%
Service net revenue
Managed services and SaaS (a)	8,584	7,546	10,569	12,974	10,608	24%
Professional services	8,272	4,174	6,808	25,631	11,848	43%

Total service net revenue	16,856	11,720	17,377	38,605	22,456	33%

Total GAAP net revenue	$41,607	$28,041	$77,411	$143,640	$77,167	85%

% Product	59%	58%	78%	73%	71%
% Service	41%	42%	22%	27%	29%
Change in deferred net revenue:
Change in deferred product revenue	$17,438	$33,238	$(9,991)	$(64,034)	$(10,015)
Change in deferred service revenue:
Managed services and SaaS	2,326	3,960	984	(419)	2,387
Professional services	2,233	5,649	1,962	(16,088)	(399)

Total change in deferred service revenue	4,559	9,609	2,946	(16,507)	1,988

Total change in deferred revenue	$21,997	$42,847	$(7,045)	$(80,541)	$(8,027)
Non-GAAP revenue:
Product net revenue	42,189	49,559	50,043	41,001	44,696	6%
Service net revenue:
Managed services and SaaS (a)	10,910	11,506	11,553	12,555	12,995	19%
Professional services	10,505	9,823	8,770	9,543	11,449	9%

Total service net revenue	21,415	21,329	20,323	22,098	24,444	14%

Total non-GAAP net revenue	$63,604	$70,888	$70,366	$63,099	$69,140	9%

% Product	66%	70%	71%	65%	65%
% Service	34%	30%	29%	35%	35%
RECURRING REVENUE PER ENDPOINT
Recurring GAAP revenue (TTM) (a)	35,391	32,987	35,220	39,673	41,697
Changes in deferred revenue, net of foreign currency translations	6,179	9,688	9,284	6,851	6,912

Recurring non-GAAP revenue (TTM) (a)	$41,570	$42,675	$44,504	$46,524	$48,609

Cumulative network endpoints delivered	19,081	19,714	20,266	20,814	21,506
Recurring GAAP revenue per endpoint delivered (a)	$1.85	$1.67	$1.74	$1.91	$1.94	5%
Recurring non-GAAP revenue per endpoint delivered (a)	$2.18	$2.16	$2.20	$2.24	$2.26	4%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$33,610	$21,417	$72,456	$112,865	$66,907	99%
New solutions	7,997	6,624	4,955	30,775	10,260	28%

Total GAAP net revenue	$41,607	$28,041	$77,411	$143,640	$77,167	85%

% Advanced metering infrastructure	81%	76%	94%	79%	87%
% New solutions	19%	24%	6%	21%	13%
Change in deferred net revenue
Advanced metering infrastructure	$18,113	$39,828	$(12,441)	$(64,828)	$(10,976)
New solutions	3,884	3,019	5,396	(15,713)	2,949

Total change in deferred net revenue	$21,997	$42,847	$(7,045)	$(80,541)	$(8,027)
Non-GAAP net revenue
Advanced metering infrastructure	$51,723	$61,245	$60,015	$48,037	$55,931	8%
New solutions	11,881	9,643	10,351	15,062	13,209	11%

Total Non-GAAP net revenue	$63,604	$70,888	$70,366	$63,099	$69,140	9%

% Advanced metering infrastructure	81%	86%	85%	76%	81%
% New solutions	19%	14%	15%	24%	19%
GEOGRAPHY
GAAP net revenue
United States	$34,251	$15,700	$30,017	$122,582	$72,360	111%
International	7,356	12,341	47,394	21,058	4,807	-35%

Total GAAP net revenue	$41,607	$28,041	$77,411	$143,640	$77,167	85%

% United States	82%	56%	39%	85%	94%
% International	18%	44%	61%	15%	6%
Change in deferred net revenue
United States	$22,799	$48,248	$29,176	$(66,533)	$(17,955)
International	(802)	(5,401)	(36,221)	(14,008)	9,928

Total change in deferred net revenue	$21,997	$42,847	$(7,045)	$(80,541)	$(8,027)
Non-GAAP net revenue
United States	$57,050	$63,948	$59,193	$56,049	$54,405	-5%
International	6,554	6,940	11,173	7,050	14,735	125%

Total non-GAAP net revenue	$63,604	$70,888	$70,366	$63,099	$69,140	9%

% United States	90%	90%	84%	89%	79%
% International	10%	10%	16%	11%	21%

(a)	Certain amounts have been reclassified in 2014 from Professional services to Managed services and Saas related to product support which is recurring in nature to conform to current period presentation.

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q2	Q3	Q4	Q1	Q2	YoY%
	2014	2014	2014	2015	2015	Change
CASH FLOW DATA
Operating cash flow	$(3,395)	$(15,734)	$13,624	$(455)	$9,613	383%
Operating cash flow - TTM	16,320	(20,545)	(8,765)	(5,960)	7,048	-57%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$125,321	$110,466	$120,796	$111,215	$118,555	-5%
Deferred net revenue
End of quarter	575,106	617,416	609,593	529,984	521,176
Less: Beginning of quarter	(552,328)	(575,106)	(617,416)	(609,593)	(529,984)
Foreign currency translation adjustment and other	(781)	537	778	(932)	781

Change in deferred net revenue, net of foreign currency translation and other	$21,997	$42,847	$(7,045)	$(80,541)	$(8,027)

Deferred cost of revenue
End of quarter	$313,458	$338,633	$333,030	$300,524	$286,044
Less: Beginning of quarter	(296,489)	(313,458)	(338,633)	(333,030)	(300,524)
Foreign currency translation adjustment	(168)	69	68	(10)	(8)

Change in deferred cost of revenue, net of foreign currency translation	$16,801	$25,244	$(5,535)	$(32,516)	$(14,488)

STOCK-BASED COMPENSATION
Cost of goods sold	$1,930	$2,770	$218	$1,723	$2,209	14%
Research and development	2,695	3,042	785	2,180	2,832	5%
Sales and marketing	1,754	1,783	479	1,238	1,287	-27%
General and administrative	3,183	2,881	909	1,882	2,333	-27%

	$9,562	$10,476	$2,391	$7,023	$8,661	-9%

EMPLOYEES	639	589	576	623	640	0%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	19,081	19,714	20,266	20,814	21,506	13%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q2	Q3	Q4	Q1	Q2	YOY %
QUARTERLY RECONCILIATION OF RESULTS	2014	2014	2014	2015	2015	Change
Net revenue
GAAP net revenue	$41,607	$28,041	$77,411	$143,640	$77,167	85%
Change in deferred revenue, net of foreign currency translation	21,997	42,847	(7,045)	(80,541)	(8,027)

Non-GAAP net revenue	$63,604	$70,888	$70,366	$63,099	$69,140	9%

Gross profit
GAAP gross profit	$13,412	$1,303	$30,178	$71,455	$19,956	49%
Change in deferred revenue, net of foreign currency translation	21,997	42,847	(7,045)	(80,541)	(8,027)
Change in deferred cost of revenue, net of foreign currency translation	(16,801)	(25,244)	5,535	32,516	14,488
Amortization of intangible assets	48	182	140	262	260
Stock-based compensation	1,930	2,770	218	1,723	2,209
Acquisition-related charges (a)	—	—	—	11	60

Non-GAAP gross profit	$20,586	$21,858	$29,026	$25,426	$28,946	41%

GAAP gross margin % (as a % of GAAP net revenue)	32%	5%	39%	50%	26%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	32%	31%	41%	40%	42%
Operating (loss) income
GAAP operating (loss) income	$(24,672)	$(37,420)	$1,392	$34,141	$(16,539)	33%
Change in deferred revenue, net of foreign currency translation	21,997	42,847	(7,045)	(80,541)	(8,027)
Change in deferred cost of revenue, net of foreign currency translation	(16,801)	(25,244)	5,535	32,516	14,488
Amortization of intangible assets	48	299	219	409	422
Stock-based compensation	9,562	10,476	2,391	7,023	8,661
Acquisition-related charges (a)	—	—	—	735	751
Restructuring	—	1,888	(99)	194	1,078
Legal settlements	(100)	—	—	—	—

Non-GAAP operating (loss) income	$(9,966)	$(7,154)	$2,393	$(5,523)	$834	108%

GAAP operating margin % (as a % of GAAP revenue)	-59%	-133%	2%	24%	-21%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-16%	-10%	3%	-9%	1%
Adjusted EBITDA
GAAP net (loss) income	$(24,591)	$(37,273)	$501	$34,905	$(16,175)	34%
Change in deferred revenue, net of foreign currency translation	21,997	42,847	(7,045)	(80,541)	(8,027)
Change in deferred cost of revenue, net of foreign currency translation	(16,801)	(25,244)	5,535	32,516	14,488
Other (income) expense, net	(85)	(7)	(68)	(288)	(74)
(Benefit) provision for income taxes	4	(140)	959	(476)	(290)
Depreciation and amortization	1,467	1,771	1,763	1,949	1,953
Stock-based compensation	9,562	10,476	2,391	7,023	8,661
Acquisition-related charges (a)	—	—	—	735	751
Restructuring	—	1,888	(99)	194	1,078
Legal settlements	(100)	—	—	—	—

Adjusted EBITDA	$(8,547)	$(5,682)	$3,937	$(3,983)	$2,365	128%

Net (loss) income
GAAP net (loss) income	$(24,591)	$(37,273)	$501	$34,905	$(16,175)	34%
Change in deferred revenue, net of foreign currency translation	21,997	42,847	(7,045)	(80,541)	(8,027)
Change in deferred cost of revenue, net of foreign currency translation	(16,801)	(25,244)	5,535	32,516	14,488
Amortization of intangible assets	48	299	219	409	422
Stock-based compensation	9,562	10,476	2,391	7,023	8,661
Acquisition-related charges (a)	—	—	—	735	751
Income tax benefit related to Detectent acquisition	—	—	—	(890)	(124)
Restructuring	—	1,888	(99)	194	1,078
Legal settlements	(100)	—	—	—	—

Non-GAAP net (loss) income	$(9,885)	$(7,007)	$1,502	$(5,649)	$1,074	111%

GAAP net margin % (as a % of GAAP revenue)	-59%	-133%	1%	24%	-21%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-16%	-10%	2%	-9%	2%
GAAP (loss) income per share
Basic	$(0.51)	$(0.77)	$0.01	$0.71	$(0.32)
Diluted	$(0.51)	$(0.77)	$0.01	$0.69	$(0.32)
Weighted average number of shares used in computation
Basic	48,315	48,551	48,929	49,306	49,862
Diluted	48,315	48,551	50,191	50,899	49,862
Non-GAAP (loss) income per share
Basic	$(0.20)	$(0.14)	$0.03	$(0.11)	$0.02
Diluted	$(0.20)	$(0.14)	$0.03	$(0.11)	$0.02
Weighted average number of shares used in computation
Basic	48,315	48,551	48,929	49,306	49,862
Diluted	48,315	48,551	50,191	49,306	51,390

(a)	Acquisition-related charges in 2014 were not included.